ROIC
RETAIL OPPORTUNITY INVESTMENTS CORPORATION

4th Quarter 2013 Supplemental Information


NEW SEASONS

SAFEWAY

VONS

Retail Opportunity Investments Corp.
8905 Towne Centre Drive, Suite 108
San Diego, CA 92122

www.roireit.net

Our Company

Retail Opportunity Investments Corporation (Nasdaq:ROIC) is a fully integrated, self-managed real estate investment trust ("REIT"). ROIC specializes in the acquisition, ownership and management of necessity-based community and neighborhood shopping centers, anchored by national or regional supermarkets and drugstores. At December 31, 2013, ROIC's property portfolio included 54 shopping centers encompassing approximately 5.8 million square feet. Additional information is available at www.roireit.net.

Forward Looking Information

Certain information contained herein may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, risks associated with the Company's ability to identify and acquire retail real estate investments that meet the Company's investment standards; the level of rental revenue and net interest income the Company achieves from its target assets; the market value of the Company's assets and the supply of, and demand for, retail real estate investments in which the Company invests; the conditions in the local markets in which the Company operates, as well as changes in national economic and market conditions; consumer spending and confidence trends; the Company's ability to enter into new leases or to renew leases with existing tenants at the properties at favorable rates; the Company's ability to anticipate changes in consumer buying practices and the space needs of tenants; the competitive landscape impacting the properties the Company acquires and their tenants; the Company's relationships with its tenants and their financial condition; the Company's use of debt as part of its financing strategy and its ability to make payments or to comply with any covenants under any borrowings or other debt facilities; the level of the Company's operating expenses, changes in interest rates that could impact the market price of the Company's common stock and the cost of the Company's borrowings; and legislative and regulatory changes (including changes to laws governing the taxation of REITs). Additional information regarding these and other factors is described in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. Forward looking statements are based on estimates as of the date of this supplemental data. The Company disclaims any obligation to publicly release the results of any revisions to these forward looking statements reflecting new estimates, events or circumstances after the date of this supplemental data. For further information, please refer to the Company's filings with the Securities and Exchange Commission.

Supplemental Information

The enclosed information should be read in conjunction with the Company's filings with the Securities and Exchange Commission, including but not limited to, the Company's Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles ("GAAP").

Table of Contents

Balance Sheets

(unaudited, dollars in thousands)

	As Of 12/31/13	As Of 12/31/12
ASSETS:		
Real estate investments:		
Land	$ 458,252	$ 283,445
Buildings and improvements	914,182	588,248
Less: accumulated depreciation and amortization	(57,500)	(32,365)
	1,314,934	839,329
Mortgage notes receivable	-	10,000
Investment in and advances to unconsolidated joint ventures	-	15,295
Real Estate Investments, net	1,314,934	864,624
Cash and cash equivalents	7,920	4,692
Restricted cash	1,299	1,701
Tenant and other receivables	20,389	12,455
Deposits	775	2,000
Acquired lease intangible assets, net of accumulated amortization	55,887	41,231
Prepaid expenses	1,371	1,246
Deferred charges, net of accumulated amortization	33,122	21,623
Other assets	3,393	1,340
TOTAL ASSETS	$ 1,439,090	$ 950,912
LIABILITIES:		
Term loan	$ 200,000	$ 200,000
Credit facility	56,950	119,000
Senior notes due 2023	245,845	-
Mortgage notes payable	118,903	72,690
Acquired lease intangibles liabilities, net of accumulated amortization	85,284	57,372
Accounts payable and accrued expenses	13,349	6,469
Tenants' security deposits	3,423	2,337
Other liabilities	9,926	26,503
TOTAL LIABILITIES	733,680	484,369
EQUITY:		
Common stock, $.0001 par value 500,000,000 shares authorized	7	5
Additional paid-in-capital	732,702	523,540
Cumulative distributions in excess of net income	(47,617)	(38,851)
Accumulated other comprehensive loss	(8,969)	(18,155)
Total Retail Opportunity Investments Corp. stockholders' equity	676,123	466,540
Noncontrolling interests	29,287	2
TOTAL EQUITY	705,410	466,542
TOTAL LIABILITIES AND EQUITY	$ 1,439,090	$ 950,912

The Company's Form 10-Q for the quarters ended September 30, 2013, June 30, 2013 and March 31, 2013, and Form 10-K for the years ended December 31, 2013 and 2012 should be read in conjunction with the above information.

Income Statements

(unaudited, in thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended	
	12/31/13	12/31/12	12/31/13	12/31/12
REVENUES:				
Base rents	$ 25,997	$ 16,484	$ 86,195	$ 59,219
Recoveries from tenants	6,948	4,056	22,497	13,484
Mortgage interest income	-	204	624	1,106
Other income	691	696	1,916	1,287
TOTAL REVENUES	33,636	21,440	111,232	75,096
OPERATING EXPENSES:				
Property operating	6,546	3,456	19,750	12,780
Property taxes	3,353	2,166	11,247	7,281
Depreciation and amortization	12,585	8,337	40,398	29,075
General & administrative expenses	2,080	4,267	10,059	12,733
Acquisition transaction costs	119	400	1,688	1,348
Other expenses	117	76	315	324
TOTAL OPERATING EXPENSES	24,800	18,701	83,457	63,542
NET OPERATING INCOME	8,836	2,740	27,775	11,554
NON-OPERATING INCOME (EXPENSES):				
Interest expense and other finance expenses	(4,881)	(3,235)	(15,855)	(11,380)
Gain on consolidation of joint ventures	-	-	20,382	2,145
Gain on bargain purchase	-	-	-	3,864
Equity in income of unconsolidated joint ventures	-	217	2,390	1,698
Interest income	-	-	-	12
TOTAL NON-OPERATING INCOME (EXPENSES)	(4,881)	(3,018)	6,917	(3,661)
INCOME FROM CONTINUING OPERATIONS	3,955	(278)	34,692	7,893
Loss from sale of real estate	-	-	(714)	-
NET INCOME	$ 3,955	$ (278)	$ 33,978	$ 7,893
NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP.	$ 3,790	$ (278)	$ 33,813	$ 7,893
NET INCOME ATTRIBUTABLE TO NON CONTROLLING INTERESTS	$ (165)	$ -	$ (165)	$ -
NET INCOME PER COMMON SHARE - BASIC	$ 0.05	$ (0.01)	$ 0.50	$ 0.15
NET INCOME PER COMMON SHARE - DILUTED	$ 0.05	$ (0.01)	$ 0.48	$ 0.15
Weighted average common shares outstanding - basic	72,194	52,753	67,419	51,059
Weighted average common shares outstanding - diluted	76,780	55,706	71,004	52,371

The Company's Form 10-Q for the quarters ended September 30, 2013, June 30, 2013 and March 31, 2013, and Form 10-K for the years ended December 31, 2013 and 2012 should be read in conjunction with the above information.

Funds From Operations

(unaudited, in thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended	
	12/31/13	12/31/12	12/31/13	12/31/12
Funds from Operations (FFO) **[(1)]:**				
Net income attributable to ROIC for the period	$ 3,790	$ (278)	$ 33,813	$ 7,893
Plus:				
Depreciation and amortization expense	12,585	8,337	40,398	29,075
Depreciation and amortization attributable to unconsolidated joint ventures	-	449	1,060	2,175
Loss from sale of real estate	-	-	714	-
FUNDS FROM OPERATIONS	**$ 16,375**	**$ 8,508**	**$ 75,985**	**$ 39,142**
FUNDS FROM OPERATIONS PER SHARE - BASIC	**$ 0.23**	**$ 0.16**	**$ 1.13**	**$ 0.77**
FUNDS FROM OPERATIONS PER SHARE - DILUTED	**$ 0.21**	**$ 0.15**	**$ 1.07**	**$ 0.75**
Weighted average common shares outstanding - basic	72,194	52,753	67,419	51,059
Weighted average common shares outstanding - diluted	76,780	55,706	71,004	52,371
Common dividends per share	**$ 0.15**	**$ 0.14**	**$ 0.60**	**$ 0.53**
FFO Payout Ratio	**71.4%**	**93.3%**	**56.1%**	**70.7%**

(1) - Funds from operations ("FFO"), is a widely-recognized non GAAP financial measure for REIT's that the Company believes when considered with financial statements determined in accordance with GAAP, provides additional and useful means to assess our financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP.
The Company computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common shareholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring and sales of property, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The Company considers FFO a meaningful, additional measure of operating performance because it primarily excludes the assumption that the value of its real estate assets diminishes predictably over time and industry analysts have accepted it as a performance measure. However, FFO:
- does not represent cash flows from operating activities in accordance with GAAP (which generally reflects all cash effects of transactions and other events in the determination of net income); and
- should not be considered an alternative to net income as an indication of our performance.

FFO as defined by us may not be comparable to similarly titled items reported by other real estate investment trusts due to possible differences in the application of the NAREIT definition used by such REITs.

The above does not purport to disclose all items required under GAAP.

Same-Center Net Operating Income Analysis

(unaudited, in thousands, except per share amounts)

	Three Months Ended			Twelve Months Ended		
	12/31/13	12/31/12	% Change	12/31/13	12/31/12	% Change
Number of shopping centers included in same-center analysis (1)	37	37		28	28	
Same-center occupancy	95.3%	94.4%	0.9%	95.3%	94.3%	1.0%
REVENUES:						
Base rents	$ 14,468	$ 13,800	4.8%	$ 46,112	$ 43,778	5.3%
Recoveries from tenants	4,401	3,722	18.2%	12,753	11,306	12.8%
Other property income	341	547	(37.7%)	687	1,122	(38.7%)
TOTAL REVENUES	19,209	18,069	6.3%	59,552	56,206	6.0%
OPERATING EXPENSES:						
Property operating expenses	3,417	3,113	9.8%	10,479	9,350	12.1%
Bad debt expense	287	309	(7.2%)	430	834	(48.5%)
Property taxes	1,919	1,917	0.1%	5,748	5,861	(1.9%)
TOTAL OPERATING EXPENSES	5,623	5,339	5.3%	16,657	16,046	3.8%
SAME CENTER NET OPERATING INCOME, CASH (2)	**$ 13,586**	**$ 12,730**	**6.7%**	**$ 42,894**	**$ 40,161**	**6.8%**

(1) Same centers are defined as those properties which were owned for the entirety of the current and comparable prior year period.
(2) Same center cash net operating income excludes non-cash revenue items such as straight-line rent and amortization of lease intangibles, debt related expenses and other non-recurring items.

The above does not purport to disclose all items required under GAAP.

Selected Financial Analyses

(unaudited, in thousands, except per share amounts)	12/31/13	09/30/13	06/30/13	03/31/13
Debt coverage ratios, three months ending:				
Interest coverage ratio (EBITDA/interest expense)	4.3x	4.5x	4.5x	4.0x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	3.9x	4.1x	4.1x	3.7x
Net Debt (Total debt less cash & equivalents)/Annualized EBITDA	7.2x	7.4x	6.1x	4.8x
Debt/equity ratios, at period end:				
Total debt/total market capitalization	36.5%	33.0%	27.4%	23.5%
Total debt/total equity market capitalization	57.4%	49.3%	37.8%	30.7%
Total debt/total book assets	43.2%	38.2%	34.3%	30.2%
Total debt/undepreciated book value [1]	41.6%	36.8%	33.0%	29.1%
Secured debt/undepreciated book value [1]	8.0%	9.3%	6.9%	7.9%
Market capitalization calculations, at period end:				
Common shares outstanding	72,455	72,123	71,922	66,628
Warrants outstanding	5,943	10,659	11,551	20,693
Common stock price per share	$ 14.72	$ 13.80	$ 13.90	$ 14.02
Warrants price per share	$ 2.92	$ 2.10	$ 2.01	$ 2.00
Common market equity	$ 1,066,543	$ 995,297	$ 999,714	$ 934,119
Warrants market equity	17,353	22,384	23,218	41,386
Total equity market capitalization	$ 1,083,895	$ 1,017,681	$ 1,022,931	$ 975,505
Total debt end of period	621,698	501,661	386,293	299,753
TOTAL MARKET CAPITALIZATION	$ 1,705,593	$ 1,519,342	$ 1,409,224	$ 1,275,259
Unsecured Senior Notes Financial Covenants [2]:				
Total debt to total assets not to exceed 60%	43.2%			
Total secured debt to total assets not to exceed 40%	8.3%			
Total unencumbered assets to total unsecured debt not to be less than 150%	231.4%			
Consolidated income available for debt service to interest expense not to be less than 1.5:1	4.3x			

(1) Excludes accumulated depreciation on operating assets.
(2) The Company completed its inaugural bond issue on December 9, 2013.

ROIC

Summary of Debt Outstanding

(unaudited, dollars in thousands)

	Outstanding Balance	Interest Rate	GAAP Interest Rate	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt:					
Euclid Plaza	$ 8,159	5.2%	3.8%	11/01/14	1.3%
Country Club Gate	12,236	5.0%	4.2%	01/01/15	2.0%
Renaissance Towne Centre	16,490	5.1%	4.8%	06/01/15	2.7%
Crossroads	49,415	6.5%	3.0%	09/01/15	8.0%
Gateway Village III	7,369	6.1%	4.8%	07/01/16	1.2%
Bernardo Heights	8,748	5.7%	3.3%	07/11/17	1.4%
Santa Teresa Village	11,032	6.2%	3.3%	02/01/18	1.8%
Senior Unsecured Notes	250,000	5.0%	5.2%	12/15/23	40.3%
Interest rate swaps	75,000	3.9%	3.9%	Various	12.1%
Total Fixed Rate Debt	438,449	5.1%	4.6%		70.7%
Variable Rate Debt:					
Credit Facility	56,950	1.3%	1.3%	08/29/17	9.2%
Term Loan Facility	200,000	1.5%	1.5%	08/29/17	32.2%
Interest rate swaps	(75,000)				
Total Variable Rate Debt:	181,950	1.4%	2.1%		29.3%
TOTAL DEBT	620,399	4.0%	3.8%		100.0%
Net unamortized premiums on mortgages	5,454				
Net unamortized discount on notes	(4,155)				
TOTAL DEBT - NET	$ 621,698				

Principal Maturities

Principal Maturities	Principal Amortization	Principal due at Maturity	Unsecured Credit Facilities	Senior Unsecured Notes	Total	Percentage of Debt Maturing
2014	$ 1,994	$ 8,007	$ -	$ -	$ 10,001	1.6%
2015	1,256	76,012	-	-	77,268	12.5%
2016	463	7,120	-	-	7,583	1.2%
2017	361	8,099	256,950	-	265,410	42.8%
2018	42	10,094	-	-	10,136	1.6%
2023	-	-	-	250,000	250,000	40.3%
	$ 4,116	$ 109,333	$ 256,950	$ 250,000	$ 620,399	100.0%
				Net unamortized premiums on mortgages	5,454	
				Net unamortized discount on notes	(4,155)	
					$ 621,698	

Summary of Unencumbered/Encumbered Properties

	# of Properties	GLA	%
Unencumbered	47	4,816,149	83.3%
Encumbered	7	962,837	16.7%
	54	5,778,986	100.0%

2013 Property Acquisitions

(dollars in thousands)

Shopping Centers	Location	Date Acquired		Purchase Amount	GLA
1Q 2013					
Diamond Bar Town Center	Diamond Bar, CA	02/01/13	$	27,400	100,342
Bernardo Heights Plaza	Rancho Bernardo, CA	02/06/13		12,400	37,729
Total 1Q 2013				39,800	138,071
2Q 2013					
Canyon Crossing	Puyallup, WA	04/15/13	$	35,000	120,504
Diamond Hills Plaza	Diamond Bar, CA	04/22/13		48,000	139,505
Granada Shopping Center	Livermore, CA	06/27/13		17,500	69,325
Hawthorne Crossings	San Diego, CA	06/27/13		41,500	141,288
Total 2Q 2013				142,000	470,622
3Q 2013					
Robinwood Shopping Center	West Linn, OR	08/23/13	$	14,150	70,831
Five Points Plaza	Huntington Beach, CA	09/27/13		52,432	160,906
Crossroads Shopping Center	Bellevue, WA	2010/2013 (1)		87,112	463,538
Total 3Q 2013				153,694	695,275
4Q 2013					
Peninsula Marketplace	Huntington Beach, CA	10/15/13	$	35,858	95,416
Country Club Village	San Ramon, CA	11/26/13		30,936	111,172
Plaza de la Cañada	La Cañada Flintridge, CA	12/13/13		34,808	100,408
Total 4Q 2013				101,602	306,996
Total 2013 Acquisitions			$	437,096	1,610,964

(1) The Company acquired a 49% interest in Crossroads on December 23, 2010 and acquired the remaining 51% on September 27, 2013.

Property Portfolio

(dollars in thousands)

Shopping Centers		City	State	Date Acquired	Owned GLA	% Leased	ABR [1]	Major Tenants
Northern California								
Norwood Shopping Center	*	Sacramento	CA	04/06/10	88,851	98.9%	$ 1,204	Viva Supermarket, Rite Aid Pharmacy, Citi Trends
Pleasant Hill Marketplace	*	Pleasant Hill	CA	04/08/10	69,715	100.0%	1,343	Buy Buy Baby, Office Depot, Basset Furniture
Pinole Vista Shopping Center	*	Pinole	CA	01/06/11	165,025	98.9%	1,770	Kmart, SaveMart (Lucky) Supermarket [2]
Mills Shopping Center	*	Rancho Cordova	CA	02/17/11	239,081	74.2%	1,742	Warehouse Markets, Dollar Tree
Morada Ranch	*	Stockton	CA	05/16/11	101,842	100.0%	2,194	Raleys Supermarket
Country Club Gate Center	*	Pacific Grove	CA	07/08/11	109,331	93.6%	1,842	SaveMart (Lucky) Supermarket, Rite Aid Pharmacy
Round Hill Square Shopping Center	*	Zephyr Cove	NV	09/21/11	115,984	83.1%	1,699	Safeway Supermarket, US Postal Service
Marlin Cove	*	Foster City	CA	05/04/12	73,186	97.2%	1,713	99 Ranch Market
Green Valley Station	*	Cameron Park	CA	06/15/12	52,245	77.4%	757	CVS Pharmacy
The Village at Novato	*	Novato	CA	07/24/12	20,043	90.6%	506	Trader Joe's
Santa Teresa Village		San Jose	CA	11/08/12	125,162	97.6%	2,244	Raleys (Nob Hill) Supermarket
Granada Shopping Center		Livermore	CA	06/27/13	69,325	100.0%	891	SaveMart (Lucky) Supermarket
Country Club Village		San Ramon	CA	11/26/13	111,172	91.1%	1,708	Walmart Neighborhood Market, CVS Pharmacy
Northern California Totals					**1,340,962**	**91.1%**	**19,614**	
Southern California								
Paramount Plaza	*	Paramount	CA	12/22/09	95,062	98.0%	1,688	Fresh & Easy, Rite Aid Pharmacy, TJ Maxx
Santa Ana Downtown Plaza	*	Santa Ana	CA	01/26/10	100,305	100.0%	1,887	Kroger (Food 4 Less) Supermarket, Marshalls
Claremont Promenade	*	Claremont	CA	09/23/10	91,529	96.0%	2,040	Super King Supermarket
Sycamore Creek	*	Corona	CA	09/30/10	74,198	100.0%	1,621	Safeway (Vons) Supermarket, CVS Pharmacy [2]
Gateway Village	*	Chino Hills	CA	12/17/10	96,959	93.2%	2,703	Sprouts Farmers Market
Marketplace Del Rio	*	Oceanside	CA	01/03/11	177,136	98.3%	3,177	Stater Brothers Supermarket, Walgreens, Ace Hardware
Desert Springs Marketplace	*	Palm Desert	CA	02/17/11	105,157	97.1%	2,244	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Renaissance Towne Centre	*	San Diego	CA	08/03/11	53,074	100.0%	2,132	CVS Pharmacy
Euclid Plaza	*	San Diego	CA	03/29/12	77,044	100.0%	1,364	Vallarta Supermarket, Walgreens
Seabridge Marketplace	*	Oxnard	CA	05/31/12	93,784	95.2%	1,453	Safeway (Vons) Supermarket
Glendora Shopping Center	*	Glendora	CA	08/01/12	106,535	95.1%	1,121	Albertson's Supermarket
Bay Plaza		San Diego	CA	10/05/12	73,324	95.1%	1,653	Seafood City Supermarket
Cypress Center West		Cypress	CA	12/04/12	106,451	97.5%	1,797	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Redondo Beach Plaza		Redondo Beach	CA	12/28/12	110,509	100.0%	1,998	Safeway (Vons) Supermarket, Petco
Harbor Place Center		Garden Grove	CA	12/28/12	119,821	100.0%	1,471	AA Supermarket, Ross Dress For Less
Diamond Bar Town Center		Diamond Bar	CA	02/01/13	100,342	100.0%	2,086	National grocery tenant
Bernardo Heights Plaza		Rancho Bernardo	CA	02/06/13	37,729	100.0%	853	Sprouts Farmers Market
Diamond Hills Plaza		Diamond Bar	CA	04/22/13	139,505	100.0%	3,204	H-Mart Supermarket, Rite Aid Pharmacy
Hawthorne Crossings		San Diego	CA	06/27/13	141,288	95.6%	2,950	Mitsuwa Supermarket, Ross Dress For Less, Staples
Five Points Plaza		Huntington Beach	CA	09/27/13	160,906	100.0%	3,367	Trader Joe's, Old Navy, Pier 1
Peninsula Marketplace		Huntington Beach	CA	10/15/13	95,416	100.0%	2,123	Kroger (Ralph's) Supermarket
Plaza de la Cañada		La Cañada Flintridge	CA	12/13/13	100,408	100.0%	2,391	Gelson's Supermarket, TJMaxx, Rite Aid Pharmacy
Southern California Totals					**2,256,482**	**98.2%**	**45,322**	

Property Portfolio, cont.

(dollars in thousands)

Shopping Centers		City	State	Date Acquired	Owned GLA	% Leased	ABR[1]	Major Tenants
Portland Metropolitan								
Vancouver Market Center	*	Vancouver	WA	06/17/10	118,385	92.7%	942	Albertson's Supermarket
Happy Valley Town Center	*	Happy Valley	OR	07/14/10	138,696	95.1%	2,998	New Seasons Supermarket
Oregon City Point	*	Oregon City	OR	07/14/10	35,305	92.6%	870	Starbucks, West Coast Bank, FedEx Kinko's
Wilsonville Old Town Square	*	Wilsonville	OR	07/15/10	49,937	100.0%	1,675	Kroger (Fred Meyer) [2]
Cascade Summit Town Square	*	West Linn	OR	08/20/10	95,508	100.0%	1,473	Safeway Supermarket
Heritage Market Center	*	Vancouver	WA	09/23/10	107,468	98.1%	1,584	Safeway Supermarket, Dollar Tree
Division Crossing	*	Portland	OR	12/22/10	104,089	94.8%	1,050	Ross Dress For Less, Rite Aid Pharmacy
Halsey Crossing	*	Gresham	OR	12/22/10	99,428	95.9%	750	Safeway Supermarket, Dollar Tree
Hillsboro Market Center	*	Hillsboro	OR	11/23/11	156,021	97.5%	2,266	Albertson's Supermarket, Dollar Tree, Marshalls
Robinwood Shopping Center		West Linn	OR	08/23/13	70,831	96.6%	881	Walmart Neighborhood Market
Portland Metropolitan Totals					**975,668**	**96.3%**	**14,489**	
Seattle Metropolitan								
Meridian Valley Plaza	*	Kent	WA	02/01/10	51,597	100.0%	630	Kroger (QFC) Supermarket
The Market at Lake Stevens	*	Lake Stevens	WA	03/11/10	74,130	100.0%	1,324	Haggen Food & Pharmacy
Canyon Park Shopping Center	*	Bothell	WA	07/29/11	123,627	100.0%	1,565	Albertson's Supermarket, Rite Aid Pharmacy
Hawks Prairie Shopping Center	*	Lacey	WA	09/09/11	154,781	100.0%	1,820	Safeway Supermarket, Dollar Tree, Big Lots
The Kress Building	*	Seattle	WA	09/30/11	73,563	100.0%	1,793	IGA Supermarket, TJMaxx
Gateway Shopping Center	*	Marysville	WA	02/16/12	106,104	97.9%	2,507	WinCo Foods [2], Rite Aid Pharmacy, Ross Dress For Less
Aurora Square	*	Shoreline	WA	05/02/12	38,030	100.0%	313	Central Supermarket
Canyon Crossing		Puyallup	WA	04/15/13	120,504	87.3%	2,159	Safeway Supermarket
Crossroads Shopping Center		Bellevue	WA	2010/2013[3]	463,538	99.6%	8,776	Kroger (QFC) Supermarket, Bed Bath & Beyond, Sports Authority
Seattle Metropolitan Totals					**1,205,874**	**98.4%**	**20,887**	
TOTAL SHOPPING CENTERS					5,778,986	96.3%	$ 100,312	

(1) Annual base rent ("ABR") is equal to the annualized cash rent for all leases in-place at period end (including initial cash rent for new leases).
(2) These retailers own their own space and are not tenants of the Company.
(3) The Company acquired a 49% interest in Crossroads on December 23, 2010 and acquired the remaining 51% on September 27, 2013.
*Denotes properties in same center pool for 4Q 2013.

Top Ten Tenants

Tenant	Number of Leases	GLA	Percent of Total Leased GLA	ABR	Percent of Total ABR
1 Safeway Supermarket	9	475,182	8.5%	$ 5,012	5.0%
2 Kroger Supermarket	6	243,634	4.4%	3,283	3.3%
3 Rite Aid Pharmacy	10	179,272	3.2%	2,562	2.6%
4 Marshalls / TJMaxx	5	141,271	2.5%	2,224	2.2%
5 JP Morgan Chase	12	51,412	0.9%	1,606	1.6%
6 Ross Dress For Less	4	105,115	1.9%	1,391	1.4%
7 Raley's Supermarket	2	92,318	1.7%	1,361	1.4%
8 Walmart Neighborhood Market	3	130,870	2.4%	1,355	1.3%
9 Albertson's Supermarket	4	201,445	3.6%	1,354	1.3%
10 CVS Pharmacy	4	72,251	1.3%	1,145	1.1%
Top 10 Tenants Total	59	1,692,770	30.4%	21,292	21.2%
Other Tenants	1,087	3,871,041	69.6%	79,020	78.8%
Total Portfolio	1,146	5,563,811	100.0%	$ 100,312	100.0%

Lease Expiration Schedule

Anchor Tenants[1]

	Number of Leases Expiring[2]	Leased GLA	Percent of Total Leased GLA	ABR Per Sq. Ft.	Percent of Total ABR
2014	1	19,251	0.3%	$ 12.90	0.2%
2015	5	182,445	3.3%	9.14	1.7%
2016	8	280,261	5.0%	8.82	2.5%
2017	7	209,115	3.8%	8.92	1.9%
2018	11	276,252	5.0%	15.52	4.3%
2019	9	263,059	4.7%	14.45	3.8%
2020	9	303,196	5.5%	10.78	3.3%
2021	3	120,129	2.2%	8.07	1.0%
2022	7	197,051	3.5%	15.24	3.0%
2023+	25	1,099,014	19.8%	14.00	15.3%
	85	2,949,773	53.1%	$ 12.53	36.9%

Non-Anchor Tenants

	Number of Leases Expiring[2]	Leased GLA	Percent of Total Leased GLA	ABR Per Sq. Ft.	Percent of Total ABR
2014	177	355,739	6.4%	$ 23.93	8.5%
2015	169	394,353	7.1%	23.02	9.1%
2016	199	400,569	7.2%	24.77	9.9%
2017	186	434,959	7.8%	24.96	10.8%
2018	147	342,531	6.2%	24.78	8.5%
2019	48	132,399	2.4%	23.06	3.0%
2020	19	60,119	1.1%	25.56	1.5%
2021	27	108,930	2.0%	21.87	2.4%
2022	35	129,836	2.3%	26.30	3.4%
2023+	54	249,132	4.5%	24.46	6.1%
	1,061	2,608,567	46.9%	$ 24.28	63.1%

All Tenants

	Number of Leases Expiring[2]	Leased GLA	Percent of Total Leased GLA	ABR Per Sq. Ft.	Percent of Total ABR
2014	178	374,990	6.7%	$ 23.37	8.7%
2015	174	576,798	10.4%	18.63	10.7%
2016	207	680,830	12.2%	18.21	12.4%
2017	193	644,074	11.6%	19.75	12.7%
2018	158	618,783	11.1%	20.65	12.7%
2019	57	395,458	7.1%	17.33	6.8%
2020	28	363,315	6.5%	13.23	4.8%
2021	30	229,059	4.1%	14.63	3.3%
2022	42	326,887	5.9%	19.63	6.4%
2023+	79	1,348,146	24.3%	15.93	21.4%
	1,146	5,558,340	100.0%	$ 18.05	100.0%

(1) Anchor tenants are leases equal to or greater than 15,000 square feet.
(2) Does not assume exercise of renewal options.

New Leases

	For the Three Months Ended December 31, 2013			For the Twelve Months Ended December 31, 2013		
	Non-Anchors	Anchors	Total	Non-Anchors	Anchors	Total
Number of Leases	31	1	32	108	3	111
Gross Leasable Area (sq. ft.)	108,964	25,500	134,464	260,489	130,743	391,232
Initial Base Rent ($/sq. ft.)	$ 18.68	$ 5.00	$ 16.08	$ 19.88	$ 8.17	$ 15.97
Tenant Improvements ($/sq. ft.)	$ 8.47	$ 2.84	$ 7.40	$ 12.45	$ 3.63	$ 9.50
Leasing Commissions ($/sq. ft.)	$ 1.30	$ -	$ 1.06	$ 2.06	$ 0.57	$ 1.56

Renewals

	For the Three Months Ended December 31, 2013			For the Twelve Months Ended December 31, 2013		
	Non-Anchors	Anchors	Total	Non-Anchors	Anchors	Total
Number of Leases	20	-	20	79	-	79
Gross Leasable Area (sq. ft.)	72,622	-	72,622	233,176	-	233,176
Initial Base Rent ($/sq. ft.)	$ 21.80	$ -	$ 21.80	$ 25.17	$ -	$ 25.17
Tenant Improvements ($/sq. ft.)	$ -	$ -	$ -	$ 0.15	$ -	$ 0.15
Leasing Commissions ($/sq. ft.)	$ -	$ -	$ -	$ -	$ -	$ -

Total

	For the Three Months Ended December 31, 2013			For the Twelve Months Ended December 31, 2013		
	Non-Anchors	Anchors	Total	Non-Anchors	Anchors	Total
Number of Leases	51	1	52	187	3	190
Gross Leasable Area (sq. ft.)	181,586	25,500	207,086	493,665	130,743	624,408
Initial Base Rent ($/sq. ft.)	$ 19.93	$ 5.00	$ 18.09	$ 22.38	$ 8.17	$ 19.40
Tenant Improvements ($/sq. ft.)	$ 5.08	$ 2.84	$ 4.80	$ 6.64	$ 3.63	$ 6.01
Leasing Commissions ($/sq. ft.)	$ 0.78	$ -	$ 0.69	$ 1.09	$ 0.57	$ 0.98

Investor Information

Retail Opportunity Investments Corp.
www.roireit.net
NASDAQ: ROIC
8905 Towne Centre Drive, Suite 108
San Diego, CA 92122

Investor Relations:
Ashley Bulot
abulot@roireit.net
858.255.4913 (o)
760.688.8647 (c)

Transfer Agent:
Constance Adams
ComputerShare
constance.adams@computershare.com
201.680.5258

Research Coverage

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